                                                               Filed Pursuant to
                                                        Rule 424 (b) (3) and (c)
                                                              File No. 333-42500

               PROSPECTUS SUPPLEMENT NO. 7 DATED DECEMBER 29, 2000
                       TO PROSPECTUS DATED AUGUST 3, 2000

                             CONEXANT SYSTEMS, INC.
                                7,651,414 SHARES
                                       OF
                                  COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

        This Prospectus Supplement should be read in conjunction with the Prospectus dated August 3, 2000 (the "Prospectus"). The table on pages 23, 24 and 25 of the Prospectus under the caption "Selling Securityholders" setting forth information concerning the selling securityholders in connection with the HotRail Acquisition is superceded by the following table:


                                                                            COMMON STOCK OWNED             COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING          OFFERED HEREBY
----                                                                       ---------------------          --------------
HOTRAIL ACQUISITION:
1392551 Ontario Ltd. ..............................................                 32,421                   32,421
Acuitive, Inc. ....................................................                  2,161                    2,161
Adimare, Louis R. .................................................                    519                      519
Ahn, Daniel H. ....................................................                  7,883                    7,883
Ain, Mark Stuart ..................................................                    519                      519
Ain, Ross D. ......................................................                    519                      519
Al-Khaled, Dalal Khaled Zaid ......................................                  1,081                    1,081
Al-Khalid, Fahia & Omar Al-Nisif ..................................                  1,081                    1,081
Al-Khalid, Lulwa & Alya Al-Bahar ..................................                  1,081                    1,081
Al-Majed, Hussah A. H. ............................................                  1,081                    1,081
Al-Marzouq, Abdulwahab & Nawal Al-Marzouq .........................                  1,081                    1,081
Al-Sabah, Mariam Nasser ...........................................                    540                      540
Albanese, Glen W. .................................................                    862                      862
Alexander, Leslie L. IRA ..........................................                  2,595                    2,595
Allen, Bradley P. and Rebecca J. Allen, Trustees of the
Bradley and Rebecca Allen Trust Dated February 21, 1998 ...........                    865                      865
Alpine Venture Fund, LP. ..........................................                205,856                  205,856
American Pacific Ventures, Inc. ...................................                 10,015                   10,015
Avellar Estates, Ltd. .............................................                    324                      324
Averett, James E. Jr., MD/IRA .....................................                    404                      404
Avista Ventures, Inc. .............................................                 10,807                   10,807
Bam, Eric .........................................................                    235                      235
Bancroft Investments II ...........................................                  1,038                    1,038
Bancroft Investments III ..........................................                  1,038                    1,038
Bancroft Partners .................................................                    519                      519
Barr, John O. Jr. .................................................                    156                      156
Barshop, Bruce B. .................................................                    404                      404

                                                                            COMMON STOCK OWNED             COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING          OFFERED HEREBY
----                                                                       ---------------------          --------------
Barshop, Jamie L. .................................................                    404                      404
Barshop, Steven ...................................................                    404                      404
Baulme, Herve .....................................................                    432                      432
Baumgartner, Walter F. ............................................                    540                      540
Bean, Brian .......................................................                  4,678                    4,678
Beans Plus LLC - Finance ..........................................                  3,087*                   3,087
Beans Plus LLC - SM ...............................................                  2,329*                   2,329
Binder Complex Family Trust .......................................                    404                      404
Blackstone Technology Partners, LLC ...............................                  4,323                    4,323
Bliessener, Merrylee ..............................................                  1,543                    1,543
Boehlke, Robert J. ................................................                    519                      519
Bott, Richard H. ..................................................                  1,038                    1,038
Boyadjieff, George ................................................                    519                      519
BP Amoco Corporation Master Trust for Employee Pension Plans ......                 83,659                   83,659
Broadview SLP .....................................................                  1,038                    1,038
Bucknell University ...............................................                  2,076                    2,076
Builder Investment Partnership ....................................                    811                      811
Bumgarner, Donna S. ...............................................                  1,790                    1,790
Burger Family Trust, The DTD 3/25/98 ..............................                    270                      270
Buten, Matthew IRA ................................................                    104                      104
Butler, Cindy S. Trustee, Vadasz Investment Trust dtd 3/15/99 .....                    519                      519
BV Private Equity, Ltd. ...........................................                  5,231                    5,231
Cameron, James ....................................................                    519                      519
Campbell, Bruce ...................................................                    618                      618
Campbell, Bruce ACF Casey Campbell U/AZ/UTMA ......................                    206                      206
Campbell, Bruce ACF Christopher Campbell U/AZ/UTMA ................                    206                      206
Campbell, Bruce ACF Kyle Campbell U/AZ/UTMA .......................                    206                      206
Campbell, Gordon ..................................................                122,778                  122,778
Campion, John E. ..................................................                  3,401                    3,401
Carlsen, Dan ......................................................                  1,029                    1,029
Carnes, James M. ..................................................                    540                      540
Carr, Laurence J. .................................................                  2,022                    2,022
Carter, Wiley L. and Nancy M. Carter Trustees of the Wiley
L. Carter & Nancy M. Carter Trust UDT 3/31/83 .....................                    104                      104
Cast Enterprises ..................................................                  4,323                    4,323
Castle Advisers, L.P. .............................................                  1,557                    1,557
Centaur Business Inc. BVI .........................................                  2,161                    2,161
Central Coast Capital Holdings, Inc. ..............................                    721                      721
Ch'ien, Raymond K. F. .............................................                    432                      432
Champion International Corporation Defined Benefit & Defined
Contribution Plan Master Trust ....................................                 32,345                   32,345
Chang, Chien C. ...................................................                    519                      519
Chapman, J. A. and Leta M. Chapman Charitable Trust ...............                 24,259                   24,259
Charter Ventures II, L.P. .........................................                 34,377                   34,377
Chase Venture Capital Associates, L.P. ............................              1,209,663                1,209,663
Chavencap, Ltd. ...................................................                 18,852                   18,852

                                                                            COMMON STOCK OWNED             COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING          OFFERED HEREBY
----                                                                       ---------------------          --------------
Chiruvolu, Ravi ...................................................                  1,160                    1,160
CIT Group/Equity Investments, Inc. ................................                  6,484                    6,484
Cohen, Matthew S. .................................................                    519                      519
Cohen, Richard ....................................................                    519                      519
Cohen, Richard B. .................................................                  1,081                    1,081
Cohen, Robert D. ..................................................                    519                      519
Coleman, Bobby W. .................................................                  2,562                    2,562
Collins, G. Fulton III Mgmt Trust Dated 12/31/87 ..................                  2,022                    2,022
Comerica Bank .....................................................                  5,892                    5,892
Cooper Revocable Trust DTD 7/26/96 ................................                    519                      519
Corrigan Family Trust U/D/T date June 12, 1984, The ...............                  1,038                    1,038
Costa, Fran .......................................................                  1,543                    1,543
CPS Employees' Pension Trust ......................................                 26,979                   26,979
Dailey, Roger E. ..................................................                    404                      404
Dale, Peter .......................................................                    130                      130
Davidson, Craig L. ................................................                  1,374                    1,374
Davidson, Mari ....................................................                  1,374                    1,374
Davis, Jarrett L. III .............................................                  2,021                    2,021
Daystar Realty Limited ............................................                    821                      821
DeGeorge, Lawrence F. .............................................                  5,190                    5,190
Del Biaggio III, William J. .......................................                    216                      216
Delmon, Edmond S. .................................................                  4,323                    4,323
Dench, Robert H. and Gloria E. Dench, TTEE Dench Living
Trust Dated June 16, 1994 .........................................                    519                      519
Diamond Shamrock Refining and Marketing Company ...................                  1,120                    1,120
Dolan, A. Barr ....................................................                 18,852                   18,852
Dolch, Volker .....................................................                  1,038                    1,038
Domescik, Dr. Gerald ..............................................                    202                      202
Domescik, Dr. Gerald P/S Master Trust Northwest Radiology
Consultants .......................................................                    404                      404
Dominion Financial LLC ............................................                 61,749                   61,749
Donnelly, Edwin H. MD .............................................                    809                      809
Dorris, Stephanie .................................................                 10,292                   10,292
Douglas, J. Robert IRA Rollover ...................................                    404                      404
Duenner, Stephen R. and Ruthie B. .................................                  2,022                    2,022
Eberts, Donald ....................................................                 74,440                   74,440
Edelson, Harry ....................................................                  1,038                    1,038
Egan, Richard .....................................................                 23,158                   23,158
Evans, Matthew ....................................................                    103                      103
F&M Bank & Trust Co., Co-Trustee, Edna P. Langholz 1980 Trust .....                    540                      540
F&W Investments 1996-II ...........................................                  6,175                    6,175
F&W Investments 2000 ..............................................                  9,357                    9,357
FINAMA Private Equity FCPR ........................................                  6,484                    6,484
First Formosa II Technology Investment Corp. ......................                331,429                  331,429
First Formosa Technology Investment Holding Company Limited .......                107,293                  107,293
First Trust Corp. FBO Jerome W. Carlson IRA Account ...............                    270                      270

                                                                            COMMON STOCK OWNED             COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING          OFFERED HEREBY
----                                                                       ---------------------          --------------
#183315-0001 ......................................................
Foster & Foster ...................................................                  8,325                    8,325
Fountain, Tracy ...................................................                  1,000                    1,000
Fu, Kevin J. Irrevocable Trust ....................................                  2,058                    2,058
Fu, Shuiti ........................................................                  1,029                    1,029
Fu-Jing Trust created on November 23, 1999 ........................                564,161                  564,161
Gallagher, Vincent E. IRA MSTC as Custodian .......................                    415                      415
Gandhi, Gunavati ..................................................                  4,318                    4,318
Gerlach & Co. .....................................................                 10,807                   10,807
Goldman -- Valerine Family Trust ..................................                    519                      519
Gorman, Joseph T. .................................................                  1,038                    1,038
Gorman, William S. ................................................                  5,146                    5,146
Gottstein, Bernard J. .............................................                  2,022                    2,022
Goyan-Hart Family Living Trust, Jere E. Goyan or Linda L.
Hart, Trustees ....................................................                  1,160                    1,160
Great American Ventures LLC .......................................                  2,161                    2,161
Greb, Charles E. ..................................................                  6,403                    6,403
Greene, Natalie F. ................................................                     20                       20
Grenon-Malzacher LLC ..............................................                    540                      540
Gridley, Linda Bornhuetter ........................................                    519                      519
Gupta, Ram Paul ...................................................                    519                      519
Gustafson, Corrie S. ..............................................                    292                      292
Gutierrez, Salvador O. ............................................                    540                      540
GVC Cayman Corporation ............................................                 28,608                   28,608
H.E. Butt Grocery Company .........................................                    560                      560
Halff, Alex H. ....................................................                  1,089                    1,089
Halff, Glenn A. ...................................................                     93                       93
Halff, Harry A. ...................................................                     93                       93
Halff, James A. ...................................................                     94                       94
Hall, David M. ....................................................                    216                      216
Harrison, Donald C. ...............................................                  1,160                    1,160
Hart, Milledge and Patti ..........................................                  1,081                    1,081
Hartman, Greg .....................................................                  1,029                    1,029
Head, Andrew M. ...................................................                    404                      404
Head, John F. Jr. .................................................                    404                      404
Hennessy, John M. .................................................                    519                      519
Henningsen, Lee A. ................................................                  1,038                    1,038
Hershner, Thomas L. ...............................................                    216                      216
HFM Charitable Remainder Trust ....................................                  5,404                    5,404
Hill Family Foundation, Inc., The .................................                  1,038                    1,038
Hillman, James L. .................................................                  1,029                    1,029
Hix, Thomas C. ....................................................                  1,029                    1,029
Hixon, George C. ..................................................                  6,204                    6,204
Hoang, Tuong ......................................................                  1,482                    1,482
Holarud Partners 394 ..............................................                  4,043                    4,043
Hoover, Mark ......................................................                  3,087                    3,087
Hou, David C. Trust 2/1/2000, David C. Hou, Trustee ...............                    648                      648
House, David L. ...................................................                    104                      104

                                                                            COMMON STOCK OWNED             COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING          OFFERED HEREBY
----                                                                       ---------------------          --------------
Howard, David L. ..................................................                  6,204                    6,204
Hsieh, H.L. .......................................................                 28,608                   28,608
Iacovone, Jack J. .................................................                    862                      862
Idanta Partners, Ltd. .............................................                  2,076                    2,076
Incaval S.A. Panama ...............................................                  1,945                    1,945
Ingrams, LV. & R.A. ...............................................                  1,081                    1,081
Innovatech Associates .............................................                 14,408**                 14,408
Ironwood Partners, Ltd. ...........................................                  1,621                    1,621
J.S. Robinson Associates ..........................................                  1,038                    1,038
Jacobson, Alexander D. Trustee of the Jacobson Living Trust
U/D/T dated 5/21/86 as Restated 2/5/97 ............................                    865                      865
Jaedicke, Robert K. Family Trust ..................................                  1,160                    1,160
Jath Oil Company ..................................................                  4,043                    4,043
Jiang, Guoqing "James" ............................................                  2,599                    2,599
Jing, Wen .........................................................                    411                      411
Joerger, Tricia ...................................................                    906                      906
Johnson, Roger W. .................................................                    208                      208
Johnson, Theodore Gus .............................................                    571                      571
Jones, Harvey N. ..................................................                    519                      519
Kallow East International S.A. ....................................                  3,234                    3,234
Kaplan, Marilyn TTEE U/A DTD 11/30/95 by Bernard Blum .............                  1,038                    1,038
Katz Family Trust, The ............................................                    519                      519
Kawamura, Eiji ....................................................                  3,880                    3,880
Kaye, Eric ........................................................                  4,678                    4,678
Keck, Chad W. IRA .................................................                    519                      519
Keilhacker, Kurt ..................................................                 17,703                   17,703
Kenney, Vincent ...................................................                    104                      104
Kenny, Gerard J. ..................................................                    216                      216
Kertson, Richard A. & Leanna, Joint Tenants .......................                  1,038                    1,038
Kiger, F. Gray Jr. ................................................                    519                      519
Klatt, Andrew K. ..................................................                  1,161                    1,161
Krinsky, David and Cathy Trustees of the Krinsky Living
Trust, DTD 10/20/95 ...............................................                    216                      216
Kufis, Andrew C. ..................................................                  2,058                    2,058
Kufis, James C. ...................................................                127,248                  127,248
Kufis, James C. Kufis & Carolyn M. Kufis 1988 Trust ...............                  2,058                    2,058
Kyle Investments/A Partnership ....................................                  2,426                    2,426
Ladensohn, David A. ...............................................                    728                      728
Ladensohn, Kenneth R. .............................................                  2,562                    2,562
LaFountain, Tad ...................................................                    836                      836
Lang, Dr. William C. Jr. ..........................................                    202                      202
Lang, Dr. William C. Jr., P.S. Northwest Radiology
Consultants .......................................................                    404                      404
Larson, Robert E. .................................................                 55,381                   55,381
Lauder, Gary ......................................................                  2,161                    2,161
Lawrence, Damon and Marian Trustees of the Lawrence Living
Trust DTD December 15, 1995 .......................................                    432                      432

                                                                            COMMON STOCK OWNED             COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING          OFFERED HEREBY
----                                                                       ---------------------          --------------
Lee, C. Quincy Estate .............................................                  2,022                    2,022
Lee, Liang Chen ...................................................                 21,467                   21,467
Leininger, James R. ...............................................                  1,120                    1,120
Lepofsky, Robert J. ...............................................                  1,038                    1,038
Levine, Larry .....................................................                    108                      108
Levy Family Trust Dtd 2/18/83, The ................................                  1,038                    1,038
Ligeti, Conner ....................................................                    618                      618
Ligeti, Hunter ....................................................                    618                      618
Ligeti, Kiersten ..................................................                    618                      618
Ligeti, Robert ....................................................                    618                      618
Lin, David Fonglu and Wand H. .....................................                  1,038                    1,038
Lirola, Bernard IRA, Bear Stearns Securities Corp. Custodian ......                    208                      208
Long, Junsheng ....................................................                  1,860                    1,860
LOR, Inc. .........................................................                 20,215                   20,215
Lorton, Robert E. .................................................                  2,022                    2,022
Love, Dixie L. ....................................................                    292                      292
Macricostas, Constantine ..........................................                    519                      519
Magid, James I. ...................................................                    208                      208
Mandaric, Milan ...................................................                  2,076                    2,076
Marazita, Frank ...................................................                 18,054                   18,054
Marshall, James R. ................................................                  2,903                    2,903
Marshall, Joseph ..................................................                    823                      823
Marshall, Robert and Sarane Marshall as Trustees of the
Robert Marshall and Sarane Marshall Trust U/A dated 7/21/94 .......                 11,276                   11,276
Martin, James N. ..................................................                    540                      540
McCombs Family, LLC ...............................................                  5,163                    5,163
McDermott, Robert F. ..............................................                  2,022                    2,022
McKee, E. Stanton Jr. .............................................                    519                      519
McManus, John J. ..................................................                    519                      519
McNutt, Amy Shelton Charitable Trust ..............................                  2,562                    2,562
McWalters, Agnes ..................................................                    100                      100
McWalters, Kevin ..................................................                    200                      200
McWalters, Robert .................................................                    100                      100
Mendicino, V. Frank ...............................................                 25,429                   25,429
Michaelson, John C. ...............................................                  4,378                    4,378
Mineck, John D. ...................................................                    519                      519
Moody, J. Roger, Roth IRA .........................................                    519                      519
Moonan, Jeffrey P. ................................................                    156                      156
Moore, Gordon E. & Betty I. Moore, Trustees of the Gordon E.
Moore and Betty I. Moore Trust u/a/d 10/9/73 ......................                  2,076                    2,076
Morihiro, Koji ....................................................                  8,852                    8,852
Morse, David ......................................................                  1,081                    1,081
Mulderig, Jane F. .................................................                    809                      809
Nason, Norman A. ..................................................                  5,146                    5,146
Natcan Investment Management ......................................                 24,259                   24,259
National Bancorp of Alaska, Inc. ..................................                  8,086                    8,086

                                                                            COMMON STOCK OWNED             COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING          OFFERED HEREBY
----                                                                       ---------------------          --------------
National Industries Group .........................................                  3,242                    3,242
NBR -- Needham 2 Partnership ......................................                  1,401                    1,401
Nease, Lawton M. III, CLU .........................................                  2,021                    2,021
Needham & Company, Inc. ...........................................                  4,186                    4,186
Needham 1997 Investment LLC .......................................                  2,074                    2,074
Needham Capital Partners II (Bermuda), L.P. .......................                  1,183                    1,183
Needham Capital Partners II, L.P. .................................                 10,831                   10,831
Needham, George A. ................................................                  4,378                    4,378
Niedland, Suzanne L. ..............................................                    519                      519
Nissenbaum, Robert ................................................                  6,175                    6,175
Occhipinti, John C. ...............................................                  7,883                    7,883
Occhipinti, Vincent M. ............................................                 55,381                   55,381
Olmos Partners ....................................................                  2,426                    2,426
Onopchenco, Laura .................................................                  3,190                    3,190
Ontario Teachers' Pension Plan Board ..............................                974,898                  974,898
Pacific Coast Investors, Ltd. .....................................                262,980                  262,980
Pantazelos, Peter G. ..............................................                    259                      259
Pao, Henry C. and Deborah Y. Trust Dtd 10/4/83 ....................                    519                      519
Pasternoster, Paul ................................................                  3,911                    3,911
Patil, Suhas S. ...................................................                  1,038                    1,038
Perlegos, George & Angeliki .......................................                    519                      519
Perlegos, Gust ....................................................                    519                      519
Phoenix Leasing Incorporated ......................................                  7,071                    7,071
Pictet & Cie (as nominee) .........................................                    865                      865
Poirer, Lynn ......................................................                    111                      111
Poitras, James P. .................................................                    519                      519
Ponce, Silvia A. ..................................................                    519                      519
Poppa, Ryal Robert ................................................                    519                      519
Positioning Strategies ............................................                  3,430                    3,430
Price, Peter R. ...................................................                    865                      865
Prior, John J. Jr. ................................................                  3,859                    3,859
Public Institution for Social Security - Kuwait ...................                  8,208                    8,208
Pywood Investment Corporation .....................................                  1,297                    1,297
Race, Stephen M. ..................................................                     41                       41
Ragland, Ronad E. & Linda C. ......................................                    519                      519
Ready, Matt .......................................................                  1,029                    1,029
Rees/Source Ventures #13, LLC .....................................                 27,814                   27,814
Rees/Source Ventures Limited Partnership #7 .......................                    809                      809
Rees/Source Ventures, Inc. ........................................                  1,030                    1,030
Regime de rentes du Mouvement des Caisses .........................                 21,614                   21,614
Reinhold, Walter B. ...............................................                  1,038                    1,038
Reiser, Robert E. Jr. IRA .........................................                     81                       81
Revocable Living Trust of Wesley C. Pickard 9/25/96 ...............                    324                      324
Ridley, Judy L. ...................................................                  2,058                    2,058
Robertson Stephens Inc. FBO U.S. Small Business
Administration ....................................................                 38,685                   38,685
Robinson Partners .................................................                  1,038                    1,038
Robinson, James S. Trust u/a Dtd 1/1/82 ...........................                    519                      519

                                                                            COMMON STOCK OWNED             COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING          OFFERED HEREBY
----                                                                       ---------------------          --------------
Rogan, Paul .......................................................                    519                      519
Rollins Investment Fund ...........................................                 10,807                   10,807
Rollins, Gary W. ..................................................                  2,161                    2,161
Rollins, R. Randall ...............................................                  2,161                    2,161
Roselli, Robert ...................................................                  2,161                    2,161
Rothschild Bank AG, Acting as nominee .............................                    865                      865
Royal Bank of Canada ..............................................                 21,614                   21,614
S. Barshop Investments, Ltd. ......................................                  2,830                    2,830
Saalfield, James ..................................................                    519                      519
Salient Investment L.T.D. .........................................                  1,081                    1,081
Sanderson, Stuart W. ..............................................                    208                      208
Sasca Investissement ..............................................                  1,729                    1,729
Saxe, Jon S. & Myrna G. Marshall 1997 Trust .......................                    259                      259
Schroeder Family Trust, The .......................................                  1,038                    1,038
Schwarzer, Fred M. ................................................                  1,160                    1,160
Schweichler Associates ............................................                  2,058*                   2,058
Seaver Partners ...................................................                    519                      519
Seawell, A. Brooke ................................................                    259                      259
Selby Venture Partners, L.P. ......................................                 25,160                   25,160
Selby, Richard ....................................................                    324                      324
Select Ventures, L.L.C. ...........................................                    270                      270
Semmes Partnership, Ltd. ..........................................                  2,887                    2,887
Senner, Valerie ...................................................                  2,210                    2,210
Sentry Insurance a Mutual Company .................................                  8,646                    8,646
Shetler, Joy ......................................................                    205                      205
Shields Jr., Thomas A. Trustee u/d/t 4-14-1999 ....................                    270                      270
Shoemaker Family Partner ..........................................                    259                      259
Shriner, Donald R. ................................................                  5,146                    5,146
Singh, Prithipal & Rajinder K. Singh, Trustees, Singh Trust
UDT April 17, 1986 ................................................                    415                      415
Smart, J. Larry & Cheryl L. as Trustees of the J. Larry &
Cheryl L. Smart Revocable Trust dtd March 29, 1995 ................                    519                      519
Smith, Roger Living Trust .........................................                    324                      324
Smith, Walstein Bennett III .......................................                  2,058                    2,058
Spersibs L.P. .....................................................                  4,043                    4,043
Staebler, Michael .................................................                    162                      162
State Street Bank and Trust Company as Trustee for Equifax,
Inc. U.S. Retirement Income Plan ..................................                 26,979                   26,979
Stein, A.J. Trust UTD dated Oct. 14, 1983, The ....................                  1,038                    1,038
Stern, Jonathan ...................................................                    404                      404
Stewart, John G. ..................................................                  4,323                    4,323
Strauch, C.S. & Nan Y. Living Trust dated 10/26/82 ................                    519                      519
Stumberg, Diana M. ................................................                    432                      432
Stumberg, Eric B. .................................................                    432                      432
Stumberg, Jr., Louis H. ...........................................                    432                      432
Stumberg, Mary Pat ................................................                    865                      865
Sutherlin, Michael W. & Mary Lynn Sutherlin Trustees under
Declaration of Trust Dtd 8/8/97 ...................................                    519                      519

                                                                            COMMON STOCK OWNED             COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING          OFFERED HEREBY
----                                                                       ---------------------          --------------
Synergy Inc. Retirement Plan Trust ................................                  2,698                    2,698
Tamarind Investments, Ltd. ........................................                  2,161                    2,161
Techfund Capital II, L.P. .........................................                187,249                  187,249
Techfund Capital Management II, LLC ...............................                  8,401                    8,401
Techfund Capital Management, LLC ..................................                 16,983                   16,983
Techfund Capital, L.P. ............................................                185,271                  185,271
Technology Ventures Investment Fund, LLC ..........................                  3,242                    3,242
Testa, Richard J. .................................................                    104                      104
Therrien, Robert J. ...............................................                  1,038                    1,038
Thornton, Sally B. Trust Dtd 8/14/91 ..............................                    519                      519
Tinicum Investors .................................................                  1,038                    1,038
Tomita, Lane ......................................................                  2,187                    2,187
Tompkins Family Trust, The DTD 3/16/90 ............................                    519                      519
Townes, David K. IRA ..............................................                    156                      156
Trapani, Lisa C. ..................................................                    823                      823
Trimble Navigation Limited Non Qualified Compensation Plan
FBO Charles R. Trimble ............................................                    259                      259
Trimble, Charles R. Separate Property Trust .......................                    259                      259
Trinity University ................................................                 10,247                   10,247
University of Tennessee, The ......................................                 16,172                   16,172
U.S Small Business Administration .................................                140,637                  140,637
USAA Investment Management Company ................................                 42,422                   42,422
Van Der Wansem, Paul J. ...........................................                    519                      519
Van Horne, Charles H. .............................................                    216                      216
Varner, Roseanne Hirsch ...........................................                    519                      519
Vaughn, David E. ..................................................                    270                      270
Veerappan, Armachalam .............................................                  3,742                    3,742
Venkatesh Family Living Trust .....................................                    324                      324
Venture Lending & Leasing II, Inc. ................................                 18,278                   18,278
Venture Lending & Leasing, Inc. ...................................                  7,833                    7,833
Viel et Cie .......................................................                  1,081                    1,081
Vonderschmitt, Bernard & Theresa Trust dtd 1/4/96 .................                  1,038                    1,038
Wade Family Trust .................................................                  1,038                    1,038
Wah, Wong Ying ....................................................                 68,962                   68,962
Wang, Manzhen .....................................................                  1,029                    1,029
Wasserstein Adelson Ventures, L.P. ................................                271,356                  271,356
Weathers, William J. II ...........................................                    121                      121
Weiskopf Silver & Co. .............................................                    778                      778
Wellington Trust, Robert Cohn, Trustee ............................                  1,160                    1,160
Whims, James ......................................................                 14,303                   14,303
Whims, Robert .....................................................                  1,000                    1,000
Whims, Timothy ....................................................                  1,000                    1,000
Wierenga, Ellie ...................................................                    233                      233
Willis, Mary Ellen ................................................                  1,081                    1,081
Wilson, Robert C. .................................................                    519                      519
Witter, Michael David .............................................                    519                      519
Wolfson Family Trust ..............................................                  1,081                    1,081
Woodside Fund III SBIC, L.P. ......................................                 50,272                   50,272

                                                                            COMMON STOCK OWNED             COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING          OFFERED HEREBY
----                                                                       ---------------------          --------------
Woodside Fund IV L.P. .............................................                 42,105                   42,105
WPEP Ventures, LLC ................................................                  9,357                    9,357
Wu, Kuo-Yong ......................................................                  7,163                    7,163
Wu, Yung-Fnng .....................................................                 28,608                   28,608
Xanadu Partners ...................................................                  1,038                    1,038
Yeah, Solomon .....................................................                  7,163                    7,163
Yost, Mary L. .....................................................                    809                      809
Zafran Family Trust 12/10/95 Alan & Judy Zafran, Trustees .........                    216                      216
Zuckerman, Matthew ................................................                  4,652                    4,652
                                                                                 ---------                ---------
    Total .........................................................              6,529,885                6,529,885
                                                                                 =========                =========


 *      Options to purchase our common stock held prior to the offering.

** 50% of these shares represent options to purchase our common stock held prior to the offering.